UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2014

Equity One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)

1600 NE Miami Gardens Drive

North Miami Beach, Florida 33179

(Address of Principal Executive Offices) (Zip Code)

(305) 947-1664

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jeffrey S. Olson, Chief Executive Officer, has informed Equity One, Inc. (the “Company”) he will not renew his Amended and Restated Employment Agreement with the Company, dated as of August 9, 2010, which expires on December 31, 2014. Mr. Olson will continue to serve as Chief Executive Officer through 2014 and will be responsible for carrying out all strategic initiatives currently underway and for facilitating an orderly transition of his role. The board of directors of the Company has formed a search committee, led by Chairman Chaim Katzman, to identify the Company’s next Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2014	EQUITY ONE, INC. (Registrant)

	By:	/s/ Aaron Kitlowski
Aaron Kitlowski Vice President and General Counsel